SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 17, 2000

                              NOVOSTE CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


        Florida                        0-20727                  59-2787476
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)

3890 Steve Reynolds Blvd., Norcross, GA                             30093
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (770) 717-0904
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

      On April 17, 2000, the Registrant issued a press release announcing that it has submitted a Premarket Approval (PMA) application to the U.S. Food and Drug Administration for its Beta-Cath(TM) System. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibit 99.1 Press Release dated April 17, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2000

                                        NOVOSTE CORPORATION
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                                         (Registrant)


                                    By: /s/WILLIAM A. HAWKINS
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                                        William A. Hawkins
                                        Chief Executive Officer